UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 13, 2016


                               CEL-SCI CORPORATION
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)


        Colorado                          0-11503                84-0916344
  --------------------             ------------------        -----------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
 of incorporation)                                           Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
              ---------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (703) 506-9460


                                       N/A
              ---------------------------------------------------
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the  Securities  Act
    (17CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12  under the  Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Item 1.01   Entry Into a Material Definitive Agreement

     On January 13, 2016 the Company sold 3,000,000 shares of its common stock and 3,000,000 warrants to the de Clara Trust for $1,110,000. The de Clara Trust is controlled by Geert Kersten, the Company's Chief Executive Officer and a director. Each warrant allows the de Clara Trust to purchase one share of the Company's common stock at a price of $0.37 per share at any time on or before January 13, 2021.

     The Company's directors have determined that the terms of the Series N warrants held by the de Clara Trust will not be changed and will have the same terms as were in existence prior to January 13, 2016.



Item 9.01   Financial Statements and Exhibits.

Exhibit     Description
-------     -----------

  5         Opinion of Hart & Hart, LLC

10(fff)     Subscription Agreement

10(ggg)     Form of Warrant (Series X)

 23         Consent of Hart & Hart, LLC





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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 15, 2016                  CEL-SCI CORPORATION


                                         By: /s/ Patricia B. Prichep
                                             --------------------------------
                                             Patricia B. Prichep,
                                             Senior Vice President of Operations